UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2016

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

This Current Report on Form 8-K (“Current Report”) is being filed substantially concurrently with the filing by Eagle Materials Inc. (“Eagle” or the “Company”) and its majority-owned subsidiaries of Post-Effective Amendment No. 1 to the Eagle’s registration statement on Form S-3 in order to register the full and unconditional guarantees, on a joint and several basis, of the Company’s majority-owned subsidiaries of certain debt of the Company, in order to comply with certain financial reporting requirements under Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered with the Securities and Exchange Commission (the “SEC”), Eagle is filing this Current Report for the purpose of adding an additional footnote to the audited financial statements originally included in Eagle’s Annual Report on Form 10-K for the year ended March 31, 2016 (the “2016 Form 10-K”).  The information in this Form 8-K is not an amendment to the 2016 Form 10-K and is not a restatement of the financial statements included therein.

Exhibit 99.1 to this Current Report, which is incorporated herein by reference, includes the additional footnote (“Note (M) Financial Statements for Guarantors of Senior Notes”) with condensed consolidating financial information for Eagle and the subsidiary guarantors.  Other than adding the foregoing footnote, this Current Report does not modify or update the disclosures contained in the 2016 Form 10-K in any way, nor does it reflect any subsequent information or events.  Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2016 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management.  The information in this Current Report should be read in conjunction with the 2016 Form 10-K as well as Eagle’s other filings with the SEC.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Consolidated Audited Financial Statements and Notes thereto updated to include condensed consolidating guarantor financial information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ D. Craig Kesler D. Craig Kesler Executive Vice President – Finance and Administration and Chief Financial Officer

Date: July 25, 2016

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Consolidated Audited Financial Statements and Notes thereto updated to include condensed consolidating guarantor financial information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document